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                                                                          Page 1

                                                                    Exhibit 99.8


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
Beginning of the Month Principal Receivables:                                     $             2,680,593,719.10
Beginning of the Month Finance Charge Receivables:                                $               126,557,096.55
Beginning of the Month Discounted Receivables:                                    $                         0.00
Beginning of the Month Total Receivables:                                         $             2,807,150,815.65


Removed Principal Receivables:                                                    $                         0.00
Removed Finance Charge Receivables:                                               $                         0.00
Removed Total Receivables:                                                        $                         0.00


Additional Principal Receivables:                                                 $                         0.00
Additional Finance Charge Receivables:                                            $                         0.00
Additional Total Receivables:                                                     $                         0.00


Discounted Receivables Generated this Period:                                     $                         0.00


End of the Month Principal Receivables:                                           $             2,683,054,722.71
End of the Month Finance Charge Receivables:                                      $               124,500,103.29
End of the Month Discounted Receivables:                                          $                         0.00
End of the Month Total Receivables:                                               $             2,807,554,826.00


Special Funding Account Balance                                                   $                         0.00
Aggregate Invested Amount (all Master Trust II Series)                            $             2,300,000,000.00
End of the Month Transferor Amount                                                $               383,054,722.71
End of the Month Transferor Percentage                                                                     14.28%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                                        RECEIVABLES

       30-59 Days Delinquent                                                      $                55,183,955.21
       60-89 Days Delinquent                                                      $                37,347,640.13
       90+ Days Delinquent                                                        $                79,589,652.66

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                                                                          Page 2

       Total 30+ Days Delinquent                                                  $               172,121,248.00
       Delinquent Percentage                                                                                6.13%

Defaulted Accounts During the Month                                               $                25,413,584.81
Annualized Default Percentage                                                                              11.38%

Principal Collections                                                                             346,833,893.54
Principal Payment Rate                                                                                     12.94%

Total Payment Rate                                                                                         13.91%


INVESTED AMOUNTS

       Class A Initial Invested Amount                                            $               184,500,000.00
       Class B Initial Invested Amount                                            $                19,125,000.00
       Class C Initial Invested Amount                                            $                21,375,000.00

INITIAL INVESTED AMOUNT                                                           $               225,000,000.00

       Class A Invested Amount                                                    $               246,000,000.00
       Class B Invested Amount                                                    $                25,500,000.00
       Class C Invested Amount                                                    $                28,500,000.00

INVESTED AMOUNT                                                                   $               300,000,000.00

       Class A Adjusted Invested Amount                                           $               246,000,000.00
       Class B Adjusted Invested Amount                                           $                25,500,000.00
       Class C Adjusted Invested Amount                                           $                28,500,000.00

ADJUSTED INVESTED AMOUNT                                                          $               300,000,000.00

PREFUNDED AMOUNT                                                                  $                         0.00

FLOATING ALLOCATION PERCENTAGE                                                                             11.19%
PRINCIPAL ALLOCATION PERCENTAGE                                                                            11.19%

       Class A Principal Allocation Percentage                                                             82.00%
       Class B Principal Allocation Percentage                                                              8.50%
       Class C Principal Allocation Percentage                                                              9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                                         38,816,262.04

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
COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                               4,881,164.35

MONTHLY SERVICING FEE                                                $     375,000.00

INVESTOR DEFAULT AMOUNT                                              $   2,844,186.76


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                          82.00%

       Class A Finance Charge Collections                            $   4,310,054.75
       Other Amounts                                                 $           0.00

TOTAL CLASS A AVAILABLE FUNDS                                        $   4,310,054.75


       Class A Monthly Interest                                      $   1,411,339.58
       Class A Servicing Fee                                         $     307,500.00
       Class A Investor Default Amount                               $   2,332,233.14

TOTAL CLASS A EXCESS SPREAD                                          $     258,982.03

CLASS A REQUIRED AMOUNT                                              $           0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                           8.50%

       Class B Finance Charge Collections                            $     446,773.97
       Other Amounts                                                 $           0.00

TOTAL CLASS B AVAILABLE FUNDS                                        $     446,773.97

       Class B Monthly Interest                                      $     151,457.60
       Class B Servicing Fee                                         $      31,875.00

TOTAL CLASS B EXCESS SPREAD                                          $     263,441.37
CLASS B INVESTOR DEFAULT AMOUNT                                            241,755.88
CLASS B REQUIRED AMOUNT                                                    241,755.88

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                                                                          Page 4

CLASS C FLOATING ALLOCATION PERCENTAGE                                           9.50%

CLASS C MONTHLY SERVICING FEE                                               35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                  $     986,134.03


       Excess Spread Applied to Class A Required Amount              $           0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                                   $           0.00

       Excess Spread Applied to Class B
       Required Amount                                               $     241,755.88

       Excess Spread Applied to Reductions of                        $           0.00
       Class B Invested Amount

       Excess Spread Applied to Class C Required Amount              $     453,585.34

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                       $           0.00

       Excess Spread Applied to Monthly Cash                         $      62,500.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                      $           0.00
       Account

       Excess Spread Applied to Spread Account                       $     228,292.81

       Excess Spread Applied to Reserve Account                      $           0.00

       Excess Spread Applied to other amounts owed to                $           0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                      $           0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                          $           0.00

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
EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                    $            0.00


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                       $            0.00
SERIES 1996-C

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                                       $            0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                                                  $            0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                                       $            0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                                         $            0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                                       $            0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                                         $            0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                                                   $            0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor                                  $            0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                                       $            0.00

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
YIELD AND BASE RATE --

       Base Rate (Current Month)                                                                  8.76%
       Base Rate (Prior Month)                                                                    8.37%
       Base Rate (Two Months Ago)                                                                 8.24%

THREE MONTH AVERAGE BASE RATE                                                                     8.46%

       Portfolio Yield (Current Month)                                                            9.65%
       Portfolio Yield (Prior Month)                                                             11.87%
       Portfolio Yield (Two Months Ago)                                                          14.40%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                              11.97%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                          $   38,816,262.04

INVESTOR DEFAULT AMOUNT                                                              $    2,844,186.76

REALLOCATED PRINCIPAL COLLECTIONS

                                 Allocable to Class C Interests                      $            0.00

                                 Allocable to Class B Certificates                   $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                    $            0.00
SERIES

CLASS A SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                                                $            0.00
       Deficit Controlled Accumulation Amount                                        $            0.00

CONTROLLED DEPOSIT AMOUNT                                                            $            0.00

CLASS B SCHEDULED ACCUMULATION --

       Controlled Accumulation Amount                                                $            0.00
       Deficit Controlled Accumulation Amount                                        $            0.00

CONTROLLED DEPOSIT AMOUNT                                                            $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                  $   41,660,448.80
SHARING

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                                                                          Page 7

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                         $            0.00

CLASS B INVESTOR CHARGE OFFS                                                         $            0.00

CLASS C INVESTOR CHARGE OFFS                                                         $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                              $            0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                               $            0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                               $            0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                                               $    9,000,000.00
       Available Cash Collateral Amount                                              $    9,000,000.00



TOTAL DRAW AMOUNT                                                                    $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                      $            0.00

                                         First USA Bank, National Association
                                         as Servicer


                                         By: /s/ Tracie Klein
                                             ---------------------------
                                                 Tracie H. Klein
                                                 First Vice President